UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2023 (May 30, 2023)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2023, Wolverine World Wide, Inc. (the “Company”) announced that the Company’s Board of Directors (the “Board”) appointed Christopher E. Hufnagel as the Company’s President, effective as of June 4, 2023. Mr. Hufnagel will succeed Brendan L. Hoffman as President, who will continue to serve as the Company’s Chief Executive Officer.

Mr. Hufnagel, 51, most recently served as the Company’s President, Active Group since November 2022, and as President of the Merrell brand since September 2019. From July 2018 through September 2019, he served as President, CAT Footwear. From January 2013 through July 2018, he served as Senior Vice President and Head of Corporate Strategy, and from 2008 to 2013, he served as President of Direct-to-Consumer.

On May 30, 2023, the Company entered into an offer letter (the “Offer Letter”) with Mr. Hufnagel to serve as the Company’s President. In accordance with the Offer Letter: (i) Mr. Hufnagel will receive a base salary of $800,000 per year and his bonus target will remain 60% of his base salary; (ii) the Company will recommend to the Compensation Committee of the Board (a) at its February 2024 meeting, that Mr. Hufnagel be granted restricted and performance stock units commensurate with his position as President, and (b) at the Committee’s next meeting, that Mr. Hufnagel be granted $500,000 in restricted stock units, which will vest in three equal installments over a three year period; and (iii) Mr. Hufnagel will be required to maintain a minimum stock ownership level of three times his annual base salary.

Mr. Hufnagel will continue to participate in the Company’s Executive Short-Term Incentive Plan and the Company’s Stock Incentive Plan. The terms of these plans are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 22, 2023 (the “Proxy Statement”) and are filed as Exhibits 10.25 and 10.48, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Securities and Exchange Commission on February 23, 2023.

The foregoing description is not complete and is qualified in its entirety by reference to the complete text of the Offer Letter, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending July 1, 2023.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s May 31, 2023 press release announcing new leadership appointments, including Mr. Hufnagel’s appointment as President of the Company, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated May 31, 2023.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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